FINANCIAL INVESTORS TRUST

ALPS/Red Rocks Listed Private Equity Fund
(the “Fund”)

SUPPLEMENT DATED SEPTEMBER 20, 2017 TO THE PROSPECTUS DATED

FEBRUARY 28, 2017, AS SUPPLEMENTED

Effective immediately, the third sentence in the first paragraph in the sub-section “Investment Minimums” under the section titled “BUYING, EXCHANGING AND REDEEMING SHARES” of the Fund’s Prospectus is deleted and replaced with the following:

The minimum investment in Class I shares is $1,000,000, except for the Class I shares of the ALPS | Metis Global Micro Cap Value Fund and the ALPS | Red Rocks Listed Private Equity Fund which have an investment minimum of $100,000.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE